UNITED STATES SECURITIES

AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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. Preliminary Information Statement	. Confidential, For Use of the Commission only
(as permitted by Rule 14c-5(d)(2))
X . Definitive Information Statement

CACTUS VENTURES, INC.

(Name of Registrant as Specified in Its Charter)

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CACTUS VENTURES, INC.

501 Fifth Avenue, 3rd Floor

New York, NY 10017

(212) 300-2131

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

This Information Statement is first being mailed on or about January 29, 2013 to the holders of record of the outstanding common stock, $0.01 par value per share (the “Common Stock”) of Cactus Ventures, Inc., a Nevada corporation (the “Company”), as of the close of business on January 28, 2013 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act “).  This Information Statement relates to a written consent in lieu of a meeting, dated December 18, 2012, (the “Written Consent”) of the stockholder of the Company owning at least a majority of the outstanding votes of Common Stock as of the date of the Written Consent (the “Majority Stockholder”).  Except as otherwise indicated by the context, references in this Information Statement to “Company,” “we,” “us,” or “our” are references to Cactus Ventures, Inc.

The Written Consent approved  (i) a change in the name of the Company from Cactus Ventures, Inc. to Actinium Pharmaceuticals, Inc. (the “Name Change”); and (ii) a change in the state of incorporation of the Company from the State of Nevada to the State of Delaware by merging the Company into Actinium Pharmaceuticals, Inc., a company that will be formed and incorporated in Delaware (the “Domicile Change”), pursuant to an agreement and plan of merger (the “Plan of Merger”), in connection with which the Certificate of Incorporation and Bylaws of the Delaware corporation shall become the Certificate of Incorporation and Bylaws of the Company.

The Written Consent constitutes the consent of a majority of the combined total number of shares of outstanding Common Stock, and is sufficient under the Nevada Revised Statutes, or NRS, and the Company’s Bylaws to approve the Name Change and the Domicile Change.  Accordingly, the Name Change and the Domicile Change are not presently being submitted to the Company’s other stockholders for a vote.  The Name Change and the Domicile Change will become effective upon the filing of Certificate of Merger with the Delaware Secretary of State and Articles of Merger with the Nevada Secretary of State on or about February 28, 2013.

On December 28, 2012, Actinium Pharmaceuticals, Inc., a Delaware corporation (“API”), went public via a reverse merger (the “Reverse Merger”) with the Company.  As a result of the Reverse Merger, API assumed the business and operations of API.   API will change its name, and we will then form a new Delaware entity with the name Actinium Pharmaceuticals, Inc. (“New Actinium”), which the Company will then merge with pursuant to the Plan of Merger to effect the Name Change and Domicile Change, with New Actinium as the surviving corporation.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

/s/ Jack Talley

Jack Talley, Chief Executive Officer

CACTUS VENTURES, INC.

501 Fifth Avenue, 3rd Floor

New York, NY 10017

(212) 300-2131

GENERAL INFORMATION

This Information Statement is being first mailed on or about January 29, 2013, to stockholders of the Company by the Board of Directors of the Company (the “Board of Directors”) to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholder.  Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders.  We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered.  If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE APPROVAL OF THE COMPANY’S NAME CHANGE AND CHANGE OF THE STATE OF INCORPORATION OF THE COMPANY FROM NEVADA TO DELAWARE.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the NRS and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing.  The approval of the Name Change and the Domicile Change requires the affirmative vote or written consent of the combined majority of the issued and outstanding shares of Common Stock.

Each share of Common Stock will entitle the holder to one vote per share.  On the record date we had outstanding 21,385,573 shares of Common Stock.

On December 18, 2012, the Board of Directors unanimously adopted resolutions approving the Name Change and Domicile Change and recommended that our stockholders ratify the Name Change and approve the Plan of Merger as set forth in Appendix A.  In connection with the adoption of these resolutions, the Board of Directors elected to seek the written consent of the Majority Stockholder in order to reduce associated costs and implement the proposals in a timely manner.

On December 28, 2012, API, went public via a Reverse Merger with the Company.  As a result of the Reverse Merger, the Company assumed the business and operations of API.   On the effective date of the Reverse Merger, holders of 21% of the outstanding equity securities of API exchanged their securities of API for common stock of the Company and became the controlling shareholders of the Company.  Shares of API will continue to be exchanged for shares of common stock of the Company until 100% of the issued and outstanding equity securities of API have been exchanged for common stock of the Company.

CONSENTING STOCKHOLDER

The Company has obtained all necessary corporate approvals in connection with the adoption of the Name Change and the Domicile Change.  The Company is not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the actions described in this Information Statement.  All necessary corporate approvals have been obtained.  This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by written consent and giving stockholders notice of such actions taken as required by the Exchange Act.

The Company may, when permissible following the expiration of the 10-day period mandated by the NRS, the 20-day period mandated by Rule 14C, and the 30-day period afforded stockholders exercising dissenters rights, execute the Plan of Merger and file a Certificate of Merger with the Secretary of State of Delaware and Articles of Merger with the Secretary of State of Nevada to effect the Name Change and the Domicile Change.  The last date on which these documents are filed in the respective states is the effective date of the Domicile Change (the “Effective Date”) which, if it occurs, will be on or after February 28, 2013.  The name change will be effected in the State of Nevada following the 10-day period mandated by the NRS and the 20-day period mandated by Rule 14C.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

Our authorized capital currently consists of 100,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”).  At the close of business on the Record Date, the Company had 21,385,573 shares of Common Stock and 0 shares of Preferred Stock outstanding.

Each share of Common Stock entitles its record holder to one (1) vote per share.  Holders of our Common Stock do not have cumulative voting, conversion, redemption rights or preemptive rights to acquire additional shares.  The Board of Directors is authorized, subject to limits imposed by relevant Nevada laws, to issue shares of Preferred Stock in one or more classes or series within a class upon authority of the Board of Directors without further stockholder approval.

CHANGE IN OUR STATE OF INCORPORATION

FROM NEVADA TO DELAWARE

On December 18, 2012, our Board of Directors adopted resolutions, subject to stockholder approval, to change the Company’s state of incorporation from Nevada to Delaware.  In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation which has yet to be formed, but will be incorporated in Delaware specifically for that purpose under the name “Actinium Pharmaceuticals, Inc.” (“New Actinium”).  Pursuant to the terms of the Plan of Merger, New Actinium will be the surviving corporation and the issued and outstanding shares of the Company’s Common Stock will automatically be converted into shares of New Actinium common stock at the rate of one share of New Actinium common stock for each one share of the Company’s Common Stock.  The form of the Plan of Merger of is attached hereto as Appendix A.  Upon completion of the Merger, if the Merger is effected, the Certificate of Incorporation and Bylaws of New Actinium will become the governing instruments of the Company and the changes are more thoroughly discussed below.

There is currently a corporation in Delaware with the name Actinium Pharmaceuticals, Inc. (“Old Actinium”).  However, if the Proposed Business Combination is effected, Old Actinium will change its name and we will create New Actinium and effect the Merger, Name Change, and Domicile Change soon thereafter.

Reasons for the Domicile Change

On December 28, 2012, API went public via a Reverse Merger with the Company.  As a result of the Reverse Merger, the Company assumed the business and operations of API.   On the effective date of the Reverse Merger, holders of 21% of the outstanding equity securities of API exchanged their securities of API for common stock of the Company and became the controlling shareholders of the Company.  Shares of API will continue to be exchanged for shares of common stock of the Company until 100% of the issued and outstanding equity securities of API have been exchanged for common stock of the Company.  The Company desires to change its domicile from Nevada to Delaware, the domicile of API.

Notwithstanding the foregoing, there are a number of reasons why Delaware is an attractive state for the incorporation of the Company and why the Domicile Change is in the interests of the Company’s stockholders.

For many years, Delaware has followed a policy of encouraging incorporation in that state.  To advance that policy, Delaware has adopted comprehensive, modern and flexible corporate laws that are updated and revised periodically to meet changing business needs.  As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware.  Delaware courts have developed considerable expertise in dealing with corporate issues.  In doing so, Delaware courts have created a substantial body of case law construing Delaware law and establishing public policies with respect to Delaware corporations.  Our Board of Directors believes that this environment provides greater predictability with respect to corporate legal affairs and allows a corporation to be managed more efficiently.

The Delaware General Corporations Law (the “DGCL”) permits a corporation to adopt a number of measures, through amendment of the corporate certificate of incorporation or bylaws or otherwise, designed to reduce a corporation’s vulnerability to unsolicited takeover attempts.  There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to such defensive measures with respect to the conduct of the board under the business judgment rule with respect to unsolicited takeover attempts.  Our current Articles of Incorporation do not include such “anti-takeover” provisions.  Our Board of Directors has no present intention following the Domicile Change in Delaware to further amend the Certificate of Incorporation or Bylaws to include any additional provisions which might deter an unsolicited takeover attempt.  However, in the discharge of its fiduciary obligations to the stockholders, our Board of Directors may consider in the future certain anti-takeover strategies which may enhance the board’s ability to negotiate with an unsolicited bidder.

In the opinion of our management, such latitude affords Delaware corporations more opportunities to raise capital.  The procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Nevada corporations.  For example, a Delaware corporation has greater flexibility in declaring dividends, which can aid a corporation in marketing various classes or series of dividend paying securities.  Under Delaware law, dividends may be paid out of surplus, or if there is no surplus, out of net profits from the corporation’s previous fiscal year or the fiscal year in which the dividend is declared, or both, so long as there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock, if any, having a preference upon the distribution of assets.  Under Nevada law, dividends may be paid by the corporation unless after giving effect to the distribution, the corporation would not be able to pay its debts as they come due in the usual course of business, or (unless the corporation’s articles of incorporation permit otherwise) the corporation’s total assets would be less than the sum of its total liabilities, plus amounts payable in dissolution to holders of shares carrying a liquidation preference over the class of shares to which a dividend is declared.  These and other differences between Nevada’s and Delaware’s corporate laws are more fully explained below.

Certain Effects of the Change in State of Incorporation

The Domicile Change will effect a change in the Company’s legal domicile; however, the Domicile Change will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Domicile Change, which are immaterial).  Management, including the director and officer, will remain the same in connection with the Domicile Change and will assume identical positions with New Actinium.  There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Domicile Change.  Upon the effective time of the Domicile Change, each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of New Actinium.

 As previously noted, the Certificate of Incorporation and Bylaws of New Actinium will be the governing instruments of the surviving corporation following the merger with the Company, resulting in some changes from the current Articles of Incorporation and Bylaws of the Company, which are primarily procedural in nature, such as a change in the registered office and agent of the Company from an office and agent in Nevada to an office and agent in Delaware. There are also material differences between the DGCL, and NRS.  Certain changes to the Articles of Incorporation and Bylaws of the Company, as well as the material differences between Delaware and Nevada law are discussed below.  This summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Certificate of Incorporation and Bylaws of New Actinium, copies of which are included herewith as Appendix B and Appendix C, respectively.  For ease of comparison, the Company’s current Articles of Incorporation and Bylaws are included herewith as Appendix D and Appendix E, respectively.

Changes to Articles of Incorporation

(a)	No Restrictions on Control Share Acquisitions

The Certificate of Incorporation of New Actinium expressly opts out of Title 8, Chapter 1, §203 of the DGCL which places restrictions on control share acquisitions.  The provision under Nevada law placing restrictions on business combinations with interested stockholders, under which the Company was previously governed, is addressed below.

(b)	No Restrictions on Business Combinations with Interested Stockholders

The Certificate of Incorporation of New Actinium expressly opts out of Title 8, Chapter 1, §203 of the DGCL which places restrictions on business combinations with interested stockholders.  The provision under Nevada law placing restrictions on business combinations with interested stockholders, under which the Company was previously governed, is addressed below.

(c)

Change in Par Value

The Certificate of Incorporation of New Actinium provides for authorized capital of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, none of which have not been designated or issued, and which shares constitute what is commonly referred to as “blank check” preferred stock, and which do not have any rights, privileges or preferences set forth in the Certificate of Incorporation of New Actinium.  The par value was reduced from $0.01 to $0.001 to reduce the potential Delaware franchise tax liability for New Actinium and to give it greater flexibility in the issuance shares of capital stock.

Changes to Bylaws

(a)	Annual Meeting

The Bylaws of Incorporation of New Actinium give the Board of Directors sole discretion to determine that the annual meeting shall not be held at any place, but may instead be held solely by means of remote communication.  The Board of Directors may adopt guidelines and procedures governing the participation of stockholders and proxy holders not physically present at a meeting of stockholders by means of remote communication.

(b)	Quorum

The Bylaws of New Actinium provide that when a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given.

(c)	Proxy

The Bylaws of New Actinium provide that no proxies shall be voted or acted upon after three (3) years from the date of its execution, unless the proxy expressly provides for a longer period.

(d)	Resignation

The Bylaws of New Actinium provide for resignation of directors through electronic transmission.

(e)	Notice of Special Meeting

The Bylaws of New Actinium provide for notice of a special meeting of directors through electronic transmission.

(f)	Conduct of Business

The Bylaws of New Actinium provide that action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission.

(g)	Loans

The Bylaws of New Actinium provide that the corporation shall not, either directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director, executive officer (or equivalent), or control person.

(h)	Action With Respect to Securities of Other Corporations

The Bylaws of New Actinium provide that, unless otherwise directed by the Board of Directors, the chief executive officer has power to vote and otherwise act on behalf of the corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which New Actinium may hold securities and otherwise to exercise any and all rights and powers which it may possess by reason of its ownership of securities in such other corporation.  The chief executive officer may delegate the foregoing rights to another executive officer of the corporation.

(i)	Indemnification and Expenses

The Bylaws of New Actinium provide that expenses (including attorneys’ fees) incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the corporation as authorized under Delaware law.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the corporation or by persons serving at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the corporation deems appropriate.

(j)	Indemnification and Determination by Board of Directors

The Bylaws New Actinium provide that any indemnification under subsections (a) and (b) of Chapter 1, Delaware General Corporate Law, §145 (unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of §145.  Such determination shall be made, with respect to a person who is a director or officer of the corporation at the time of such determination:

1.

By a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or

2.

By a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

3.

If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

4.

By the stockholders.

(k)	Indemnification Not Exclusive of Other Rights

The Bylaws of New Actinium provide that the indemnification provided by the Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(l)	Certificated and Uncertificated Shares

The Bylaws of New Actinium provide that the shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the corporation by the chairperson or vice-chairperson of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  New Actinium shall not have power to issue a certificate in bearer form.

(m)	Waiver

The Bylaws of New Actinium provide for waiver of notice through electronic transmission.

Change from Delaware Law to Nevada Law

As a result of the Domicile Change, the Company will be governed by Delaware corporation laws.  The following chart summarizes some of the material differences between the DGCL and NRS.  This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing stockholders.  This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors, to remove directors, with or without cause.  The Company’s current Bylaws do not expressly address removal of directors.

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock.  Nevada does not distinguish between removal of directors with or without cause.  Because the Company’s current Bylaws do not expressly address removal of directors, Nevada law governs which provides that any director may be removed either for or without cause by the affirmative vote of at least two-thirds of the voting power of the issued and outstanding stock entitled to vote; provided, however, that notice of intention to act upon such matter shall have been given in the notice calling such meeting.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation, has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 78.300 of the NRS imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Delaware	Nevada

Limitation of Liability

A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.  New Actinium’s Certificate of Incorporation currently limit the liability of its directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law.  The Company’s Articles of Incorporation provide that no director or officer will be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty except (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of NRS Section 78.300.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful.  Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense.  Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement.  The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation.  Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

New Actinium’s Bylaws indemnify its officers and directors to the fullest extent permitted by Delaware law.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred.  A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

Article VI of the Company’s Bylaws currently indemnifies its officers and directors to the fullest extent permitted by Nevada law.  However, the Company has included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

Delaware	Nevada

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.

Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity.  All such opportunities should be presented first to the corporation and fully considered.

However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period.  Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period.

Delaware	Nevada

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in §203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer) , or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the NRS prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.  Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock.  A business combination is also defined broadly o include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Delaware	Nevada

New Actinium’s Certificate of Incorporation contains a provision expressly electing not to be governed by that statute.

Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares.  Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party.  A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power. New Actinium’s Certificate of Incorporation opts out of these provisions and so they are not applicable to the Company.

Sections 78.378 through 78.3793 of the NRS limit the voting rights of certain acquired shares in a corporation.  The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation’s then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more.  The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights.  Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person’s securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities.

Filing Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation.

Based upon the financial statements of the Company at June 30, 2011, assuming no change in the number of outstanding shares or assets, the Company’s annual fee for the first full year would be approximately $40,000.

Nevada charges corporations incorporated in Nevada nominal annual corporate license renewal fees, and does not impose any franchise fees on corporations.

Anti-Takeover Effects of Certain Provisions of Delaware Law and the Certificate of Incorporation and Bylaws of New Actinium

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device.  Certain provisions of Delaware’s corporation law and the Certificate of Incorporation and Bylaws of New Actinium may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders.  These provisions are summarized in the following paragraphs.

Change in Capitalization.  The Certificate of Incorporation of New Actinium provides for authorized capital of 100,000,000 shares of common stock, par value $0.001 per share, and 10,000,000 shares of preferred stock, par value $0.001 per share, none of which have not been designated or issued, and which shares constitute what is commonly referred to as “blank check” preferred stock, and which do not have any rights, privileges or preferences set forth in the Certificate of Incorporation of New Actinium.  The issuance of additional common stock and preferred stock may make it more difficult for, or prevent or deter a third party from acquiring control of the New Actinium or changing its board of directors and management, as well as, inhibit fluctuations in the market price of the New Actinium shares that could result from actual or rumored takeover attempts.  Specifically, the ability to issue such “blank check” preferred stock could give the board of directors the ability to hinder or discourage any attempt to gain control of the New Actinium by a merger, tender offer at a control premium price, proxy contest or otherwise.

Limitation of Director Liability. The Certificate of Incorporation of New Actinium limits the liability of its directors and officers to us or our stockholders to the fullest extent permitted by Delaware law.  Specifically, New Actinium is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit.

Indemnification Arrangements. The Bylaws of New Actinium indemnify its officers and directors to the fullest extent permitted by Delaware law.  The indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful.  Indemnification is required to the extent of a director’s or officer’s successful defense.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, the Company did not intend to construct or enable any anti-takeover defense or mechanism on its behalf. The Company has no intent or plan to employ these provisions as anti-takeover devices and it does not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

Termination, Abandonment or Amendment of the Plan of Merger

If we go through with the Proposed Business Combination, we anticipate that the Domicile Change will become effective upon the filing of Certificate of Merger with the Delaware Secretary of State and Articles of Merger with the Nevada Secretary of State, on or after February 28, 2013.  However, at any time before the Effective Date, the Plan of Merger may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either the Company or New Actinium, or by both, notwithstanding the approval of the Majority Stockholder.  The Boards of Directors of the Company and New Actinium may amend the Plan of Merger at any time prior to filing it (or a certificate in lieu thereof) with the Secretaries of State of the States of Nevada and Delaware, provided that an amendment made subsequent to the adoption of the Plan of Merger by the stockholders of either corporation cannot: (i) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares or any class or series thereof of such corporation; (ii) alter or change any provision of the certificate of incorporation of New Actinium to be effected by the Merger; or (iii) alter or change any of the terms or conditions of the Plan of Merger if such alteration or change would adversely affect the holders of any class or series of capital stock of any of the constituent companies.

Accounting Treatment

The Domicile Change will be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquirer and the surviving corporation, New Actinium, would be treated as the successor to the Company’s historical operations.  Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Anticipated Federal Tax Consequences

The Company has not requested and will not request a ruling from the Internal Revenue Service, nor has the Company requested or received a tax opinion from an attorney, as to the various tax consequences of the Domicile Change in the State of Delaware.  The Company is structuring the Domicile Change in an effort to obtain the following consequences:

(a)

the Domicile Change of the Company in the State of Delaware to be accomplished by a merger between the Company and New Actinium, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)

no gain or loss for federal income tax purposes will be recognized by stockholders of the Company on receipt by them of the common stock of New Actinium in exchange for shares of the Company’s Common Stock;

(c)

the basis of the New Actinium common stock received by stockholders of the Company in exchange for their shares of the Company’s Common Stock pursuant to the Domicile Change in the State of Delaware will be the same as the basis for the Company’s Common Stock; and

(d)

the holding period for the New Actinium common stock for capital gains treatment received in exchange for the Company’s Common Stock will include the period during which the Company’s Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Domicile Change may not be the same for all stockholders.  It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Domicile Change in the State of Delaware.  A successful challenge by the Internal Revenue Service could result in taxable income to the Company, New Actinium, and our stockholders, as well as other adverse tax consequences.  ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE DOMICILE CHANGE.

Exchange of Stock Certificates

Following effectiveness of the Domicile Change in Delaware, all stock certificates which represented shares of the Company’s Common Stock shall represent ownership of New Actinium common stock, as applicable.  We will print new stock certificates and we will obtain a new CUSIP number for our common stock that reflects the name change and change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer.  However, to eliminate confusion in transactions in the Company’s securities in the over-the-counter market, management urges stockholders to surrender their old certificates in exchange for new certificates issued in the new name of the Company and has adopted a policy to facilitate this process.  Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in the Company’s state of incorporation) to the transfer agent of the Company, Action Stock Transfer Corporation, and to be issued in exchange therefore, new common stock certificates representing the number of shares of New Actinium common stock of which each stockholder is the record owner after giving effect to the Domicile Change, and for a period of 30 days after the Effective Date, the Company will pay on one occasion only for such issuance.  The Company will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder.  STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).  The Company’s registrar and transfer agent for the Common Stock is Action Stock Transfer Corporation and may be contacted at 2469 E. Fort Union Boulevard, Suite 214, Salt Lake City, UT 84121.  Their telephone number is (801) 274-1088.

Securities Act Consequences

The shares of New Actinium common stock to be issued in exchange for shares of the Company’s Common Stock are not being registered under the Securities Act.  In that regard, New Actinium is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act.  Pursuant to Rule 145 under the Securities Act, the merger of the Company into New Actinium and the issuance of shares of common stock in the Delaware corporation in exchange for the shares of the Common Stock of the Nevada corporation is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States.  The effect of the exemption is that the shares of our common and stock issuable as a result of the Domicile Change may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Domicile Change.

Regulatory Approvals

Except as otherwise disclosed herein, there are no federal or state regulatory requirements that must be complied with or approval that must be obtained in connection with the transaction.

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

DISSENTER’S RIGHTS

Holders of record of shares of the Company’s Common Stock that are not voted in favor of the Domicile Change or consent thereto in writing and that properly demand payment for their shares will be entitled to dissenters’ rights in connection with the Domicile Change under Sections 92A.300 - 92A.500 of the NRS.  Holders of record of shares of the Company’s Common Stock will not be entitled to dissenters’ rights under NRS Sections 78.2055 or 92A.380 as a direct result of the Name Change.

The following discussion is not a complete statement of the law pertaining to dissenters’ rights under NRS Sections 92A.300 - 92A.500 and is qualified in its entirety by the full text of NRS Sections 92A.300 - 92A.500, which is attached to this information statement as Appendix F.  The following summary does not constitute legal or any other advice nor does it constitute a recommendation that stockholders exercise their dissenters’ rights under NRS Sections 92A.300 - 92A.500.  All references in NRS Sections 92A.300 - 92A.500 and in this summary to a “stockholder” or “holders of shares of the Company’s capital stock” are to the record holder or holders of the shares of the Company’s capital stock entitled to vote as to which dissenters’ rights are asserted.  A person having a beneficial interest in shares of the Company’s capital stock held of record in the name of another person, such as a broker, fiduciary, depositary or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect dissenters’ rights, or must assert his or her own dissenters’ right and submit a written consent of the stockholder of record in accordance with NRS 92A.400.

To assert dissenters’ rights, stockholders must satisfy all of the following conditions in NRS Section 92A.420 and 92A.440:

We are sending a dissenter’s notice to our stockholders with this Information Statement, attached as Appendix G to this Information Statement.  Dissenting stockholders must, by no later than February 28, 2013 , send a written objection to the merger stating their intention to demand payment for their shares in the form set forth in Appendix G. The written objection should be sent to:

Cactus Ventures, Inc.

501 Fifth Avenue 3rd Floor

New York, NY 10017

Attn: Jack Talley, Chief Executive Officer

Registered Mail, Return Receipt Requested is recommended.  The objection must include (i) a notice of election to dissent, (ii) the stockholder’s name and residence address, (iii) the number of shares as to which the stockholder dissents (iv) a demand for payment of the fair value of the stockholder’s shares if the merger is consummated and (v) a certification as to whether you or the beneficial owner on whose behalf you are dissenting, as the case may be, acquired beneficial ownership of the shares before the date set forth in the dissenter’s notice.

Together with the written demand or by February 28, 2013, the dissenting stockholder must submit certificates representing all of his shares of stock of our company to us at the address set forth above or to our transfer agent, Action Stock Transfer Corporation, 2469 E. Fort Union Boulevard, Suite 214, Salt Lake City, UT 84121, for the purpose of affixing a notation indicating that a demand for payment has been made.

If the merger is consummated, within 30 days after receiving any demands for payment, we will pay to each dissenter who complied with the provisions of Chapter 92A of the Nevada Revised Statues the amount we estimate to be the fair value of the shares, plus accrued interest.  The fair value of the shares is equal to the value of the shares immediately before the consummation of the Merger, excluding any appreciation or depreciation in anticipation of the merger unless exclusion would be inequitable.  The payment will be accompanied by (i) our financial statements for the year ended December 31, 2011 and the period ended September 30, 2012, (ii) a statement of the estimate of the fair value, (iii) an explanation of how interest was calculated, and (iv) any other items required by Chapter 92A of the Nevada Revised Statutes.

A dissenting stockholder receiving such payment may (i) reject the payment and demand payment of the fair value and accrued interest or (ii) accept the payment after providing an estimate of the fair value plus accrued interest and demanding payment of such estimate.

If any demand for payment remains unsettled we must, within 60 days after receiving such demand, petition the court to determine the fair value of the shares and accrued interest.  If we do not commence the proceeding within the 60-day period, we must pay each dissenter whose demand remains unsettled the amount demanded.

The procedure to dissent is more fully described in Sections 92A.300 to 92A.500 of the Nevada Revised Statutes, which are attached as Appendix F to this Information Statement.  Sections 92A.300 to 92A.500 of the Nevada Revised Statues inclusive require strict adherence to the procedures set forth therein, and failure to do so may result in the loss of all dissenters’ rights.  Accordingly, each stockholder who might desire to exercise dissenter’s rights should carefully consider and comply with the provisions of those sections and consult his or her legal advisor.

FAILURE TO DEMAND PAYMENT IN THE PROPER FORM OR TO DEPOSIT YOUR CERTIFICATES AS DESCRIBED IN THE DISSENTER’S NOTICE, ATTACHED AS APPENDIX G, WILL TERMINATE YOUR RIGHT TO RECEIVE PAYMENT FOR YOUR SHARES PURSUANT TO NEVADA’S RIGHTS OF DISSENTING OWNERS STATUTE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our Common Stock as of December 28, 2012 held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of our Common and Preferred Stock; (ii) each director; (iii) each executive officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held.  Shares of Common Stock subject to options and warrants currently exercisable or which may become exercisable within 60 days of December 28, 2012, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.  Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

The percentages below are based on fully diluted shares of our Common Stock equivalents, assuming a 100% share exchange by Actinium shareholders, as of December 28, 2012.  On the Closing Date, Cactus acquired 21% of the issued and outstanding capital stock of Actinium from the Actinium Shareholders. Unless otherwise indicated, the principal address of each of the persons below is c/o Actinium Pharmaceuticals, Inc., 501 Fifth Avenue, New York, NY 10017.

Executive Officers and Directors	Number of Shares of Common Stock and Preferred Stock Beneficially Owned		Percentage of Ownership(a)
Jack V. Talley	0	(1)	0.0%
Dragan Cicic, MD	163,037	(2)	0.8%
Enza Guagenti	2,248	(3)	0.0%
Rosemary Mazanet	48,285	(4)	0.2%
David Nicholson	3,996	(5)	0.0%
Sandesh Seth	164,365	(6)	0.8%
Sergio Traversa	0	(7)	0.0%

All Directors and Officers as a Group (7 persons)	381,931		1.8%
All other 5% holders
AHLB Holdings, LLC. (8) c/o Memorial Sloan-Kettering Cancer Center 1275 York Avenue New York, NY 10065	5,702,387		26.7%

(a)

Based on 21,385,573 shares of Common Stock outstanding as of December 28, 2012, and includes 400,000 shares of common stock of the Company that remained outstanding after the closing of the Share Exchange.

(1) Options granted to purchase an aggregate of 699,300 shares of Common Stock of the Company at an exercise price of $0.784 per share. All shares are subject to vesting. No shares of Common Stock have vested as of December 28, 2012.

(2) Options granted to purchase an aggregate of 414,785 shares of Common Stock of the Company at an exercise price of $0.784 per share and options to purchase an aggregate of 99,900 shares of Common Stock of the Company at an exercise price of $1.50 per share. All shares are subject to vesting. 163,037 shares of Common Stock have vested as of December 28, 2012.

(3) Options granted to purchase an aggregate of 33,300 shares of Common Stock of the Company at an exercise price of $0.784 per share. All shares are subject to vesting. 2,248 shares of Common Stock have vested as of December 28, 2012.

(4) Options granted to purchase an aggregate of 83,250 shares of Common Stock of the Company at an exercise price of $0.784 per share and options to purchase an aggregate of 49,950 shares of Common Stock of the Company at an exercise price of $1.50 per share. All shares are subject to vesting. 48,285 shares of Common Stock have vested as of December 28, 2012.

(5) Options to purchase an aggregate of 49,950 shares of Common Stock of the Company at an exercise price of $0.784 per share and options to purchase an aggregate of 49,950 shares of Common Stock of the Company at an exercise price of $1.50 per share.  All shares are subject to vesting. 3,996 shares of Common Stock have vested as of December 28, 2012.

(6) Warrants to purchase an aggregate of 64,747 shares of Common Stock of the Company at an exercise price of $0.784 per share, exercisable on a cashless basis and warrants to purchase an aggregate of 99,618 of Common Stock of the Company at an exercise price of $0.784 per share, exercisable on a cashless basis issued to Amrosan, LLC, a partnership in which the majority member interest is owned by the family of Mr. Seth.  Excludes warrants to purchase an aggregate of 373,442 shares of Common Stock of the Company at par value per share, exercisable on a cashless basis issued to Amrosan, LLC as the warrants are not exercisable upon less than 90 days notice.  The holder may waive the 90 day exercise notice requirement by giving 65 days prior notice of such waiver.  The shares available by exercise of this Warrant are also restricted and may not be sold or otherwise transferred until the earlier of twelve months from the closing date of the going public transaction; or for six months after the planned Registration Statement is declared effective. Excludes 351,035 warrants issued to Carnegie Hill Asset Partners and irrevocable trust linked to Mr. Seth’s family whose terms are the same as those issued to Amrosan, LLC. Also excludes warrants held by the Placement Agent or its affiliates in connection with the Offering, the Bridge Notes Financing, the Series E financing and by designees of Jamess Capital Group, LLC in connection with the going public transaction. Also excludes options to purchase an aggregate of 49,950 shares of Common Stock of the Company at an exercise price of $1.50 per share. All shares are subject to vesting. No shares of Common Stock have vested as of December 28, 2012.

(7) Options to purchase an aggregate of 49,950 shares of Common Stock of the Company at an exercise price of $1.50 per share.  No shares of Common Stock have vested as of December 28, 2012.

(8) AHLB Holdings, LLC (AHLB) is wholly owned by MSKCC.  AHLB’s wholly-owned subsidiary, Actinium Holdings Ltd., a Bermuda corporation (“AHL”), is the record holder of shares of API that will entitle AHL, upon its entry into the Share Exchange Agreement, to acquire 5,702,387 shares of Common Stock (approximately 26.7% of the Common Stock, assuming the consummation of the Share Exchange by all of the stockholders of API).   AHL has been struck off the Bermuda Register of Companies and dissolved by the Bermuda authorities for its inadvertent non-payment of annual governmental fees.  AHLB has initiated the process of applying for the reinstatement of AHL.  Upon such reinstatement, which is anticipated to occur within six to nine weeks (although there can be no assurance in this regard), AHLB intends to cause AHL to enter into the Share Exchange Agreement.  Through the anticipated reinstatement of AHL and AHL’s entry into the Share Exchange Agreement, AHLB and MSKCC (and AHL, upon its reinstatement) may be deemed to share beneficial ownership of the shares of Common Stock to be acquired by AHL in the Share Exchange.  Pending such reinstatement, none of AHLB, MSKCC or AHL is generally entitled to exercise beneficial or other ownership rights with respect to either the shares of API held of record by AHL or the shares of Common Stock that may be issued in the Share Exchange, including the rights to vote or dispose of any such shares.  Investment power with respect to the shares of Common Stock that may be acquired by AHL is limited by AHLB’s agreement on behalf of AHL, effective as of December 31, 2012, not to transfer shares of Common Stock owned by AHL, subject to exceptions for certain related-party transfers, transfers to trusts and other private transfers, until, in general, the earlier of (i) twelve (12) months from the Closing Date; or (ii) six (6) months following the effective date of the Registration Statement; however, a written “lock-up” agreement has not been finalized as of the date of this filing.   AHL will be entitled to certain demand and “piggyback” registration rights with respect to the shares of Common Stock that it may acquire.  The shares to be registered by AHL will, however, in certain circumstances, be subject to “cutback” (or reduction of the number of shares includible in an underwritten registration) prior to the “cutback” of the shares being registered on behalf of investors in certain recent private placements of API.

CHANGES TO OUR BUSINESS AND CHANGE OF CONTROL

The Company was incorporated in the State of Nevada on October 6, 1997 under the name Zurich U.S.A., Inc.  On July 10, 2006, the Company changed its name to Cactus Ventures, Inc. and began pursuing the business of marketing sunglasses. The Company encountered numerous problems with various vendors and ceased its operations. The Company shifted its efforts to seeking a business combination opportunity with a business entity, and negotiated a merger of a target company into the Company.  Upon ceasing its operations, the Company was considered a “blank check” company as such term is defined under the Securities Act.  Diane S. Button is the sole director and officer of the Company and owns over 89% of the issued and outstanding Common Stock.

As disclosed earlier in this Information Statement, the Company is currently in discussions with Old Actinium regarding the Proposed Business Combination involving the Company and Old Actinium. On August 30, 2012, the Company entered into a non-binding letter of intent (the “LOI”) with Old Actinium.  Pursuant to the LOI, the Company intends to enter into a share exchange agreement with Old Actinium and the shareholders of Old Actinium (the “Share Exchange Agreement”), whereby the Old Actinium shareholders will deliver 100% of their issued and outstanding stock in exchange for 99% of the issued and outstanding stock of the Company (the “Share Exchange”).  Upon the closing of the Share Exchange, Old Actinium will become a wholly-owned subsidiary of the Company.  Soon thereafter, the Company will change the name of Old Actinium and then create New Actinium and effect the Merger, the Name Change, and the Domicile Change.

The closing of the Share Exchange is subject to certain conditions, including the negotiation and execution of a mutually satisfactory definitive Share Exchange Agreement and the raise of a minimum of $5,000,000 in an equity financing by Old Actinium at or prior to closing the Share Exchange.

At this stage, no definitive terms have been agreed to, and neither party is currently bound to proceed with the Proposed Business Combination.  However, if the Proposed Business Combination is effected, it would likely involve the appointment of new directors and officers of the Company in place of Ms. Button.

About Old Actinium

Old Actinium is a biopharmaceutical company focused on the $50 billion market for cancer drugs. Old Actinium’s most advanced products are Actimab™-A, an antibody-drug construct containing actinium 225 (Ac-225) currently in human clinical trials for acute myeloid leukemia and Iomab™-B, an antibody- drug construct containing iodine 131 (I-131) used in myeloconditioning for hematopoietic stem cells transplantation (HSCT) in various indications. Old Actinium is currently designing a trial which the company intends to submit for registration approval in HSCT in the settings of refractory and relapsed AML in patients over the age of 50. Actinium is developing its cancer drugs using its expertise in radioimmunotherapy. In addition, the Ac-225 based drugs development relies on the patented APIT platform technology co-developed with Memorial Sloan Kettering Cancer Center, one of Actinium’s largest shareholders, through its wholly owned subsidiary. The APIT technology couples monoclonal antibodies (mAb) with extremely potent but comparatively safe alpha particle emitting radioactive isotopes, in particular actinium 225 and bismuth 213. The final drug construct is designed to specifically target and kill cancer cells while minimizing side effects. Old Actinium intends to develop a number of products for different types of cancer and derive revenue from partnering relationships with large pharmaceutical companies and/or direct sales of its products in specialty markets in the U.S.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC.  The periodic reports and other information we have filed with the SEC, may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington DC 20549.  You may obtain information as to the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  The SEC also maintains a Web site that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC.  The address of that site is www.sec.gov.  Copies of these documents may also be obtained by writing our secretary at the address specified above.

APPENDICES

The following documents are appended to this information statement:

Appendix A	Form of Agreement and Plan of Merger
Appendix B	Certificate of Incorporation of Actinium Pharmaceuticals, Inc., a Delaware corporation, which will become the Certificate of Incorporation of the Company following the Merger
Appendix C	Bylaws of Actinium Pharmaceuticals, Inc., a Delaware corporation, which will become the Bylaws of the Company following the Merger
Appendix D

Articles of Incorporation of Cactus Ventures, Inc., which are currently in effect until the Merger (incorporated by reference to exhibit to Definitive 14C Information Statement filed on November 13, 2007)

Appendix E	Bylaws of Cactus Ventures, Inc., which are currently in effect until the Merger (incorporated by reference to Exhibit 3.05 to 10SB12G filed on February 5, 2007)
Appendix F	Nevada Revised Statutes Sections 92A.300 - 92A.500
Appendix G	Dissenter’s Rights Notice

APPENDIX A

AGREEMENT AND PLAN OF MERGER

BETWEEN

CACTUS VENTURES, INC.

A NEVADA CORPORATION

AND

ACTINIUM PHARMACEUTICALS, INC.

A DELAWARE CORPORATION

This AGREEMENT AND PLAN OF MERGER (the “Agreement”), dated as of the _______ day of ________________ is made by and between Cactus Ventures, Inc., a Nevada corporation (“Cactus”) and Actinium Pharmaceuticals, Inc., a Delaware corporation (“Actinium” also known as the “Surviving Entity”).

WITNESSETH

WHEREAS, the Board of Directors and stockholders of Cactus have deemed it advisable and in the best interests of the stockholders to change the domicile of Cactus from the State of Nevada to the State of Delaware and have incorporated Actinium as a wholly owned subsidiary corporation in the State of Delaware for the purpose of merging Cactus into Actinium; and

WHEREAS, the Board of Directors of Actinium deems it advisable and in the best interests of Actinium and its stockholders that Cactus be merged with and into Actinium as permitted by Section 252 of the General Corporation Law of Delaware (the “Delaware Laws”) and the applicable laws of Nevada under and pursuant to the terms and conditions hereinafter set forth; and

WHEREAS, the Board of Directors of Cactus deems it advisable and in the best interests of Cactus and its stockholders that Cactus be merged with and into Actinium as permitted by the Nevada Revised Statutes, 92A (the “Nevada Laws”) and the Delaware Laws under and pursuant to the terms and conditions hereinafter set forth; and

WHEREAS, immediately prior to the Effective Time (as hereinafter defined), Cactus shall have an authorized capitalization consisting of 100,000,000 shares of Common Stock, par value $0.01 per share (the “Cactus Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.01 per share (the “Cactus Preferred Stock”); and

WHEREAS, immediately prior to the Effective Time (as hereinafter defined), Actinium shall have an authorized capitalization consisting of 100,000,000 shares of Common Stock, $0.001 par value per share (the “Actinium Common Stock”), and 10,000,000 shares of Preferred Stock, par value $0.001 per share (the “Actinium Preferred Stock”); and

WHEREAS, the stockholders and directors of Cactus and the stockholders and directors of Actinium have duly approved this Agreement by written consent.

NOW THEREFORE, in consideration of the premises and the mutual agreements and covenants herein contained and in accordance with the applicable provisions of the Delaware Laws and the Nevada Laws, the parties hereto have agreed and covenanted, and do hereby agree and covenant as follows:

1.           Terms and Conditions of Merger. At the Effective time (as hereinafter defined), Cactus shall be merged with and into Actinium pursuant to the provisions of the Delaware Laws (the “Merger”), and Actinium shall be the Surviving Entity.

The date and hour on which the Merger occurs and becomes effective is hereinafter referred to as the “Effective Time”. The Merger shall be effective upon the filing of the Certificate of Merger of Actinium with the Secretary of State of Delaware pursuant to Section 252 of Delaware Laws and the simultaneous filing of the Articles of Merger of the Surviving Entity with the Secretary of State of the State of Nevada pursuant to Section 92A.200 of Nevada Laws which shall take place as at some time following the approval of this Agreement by the stockholders and directors of Actinium and the stockholders and directors of Cactus and compliance with Section 14(c) of the Securities Exchange Act of 1934, as amended.

2.           Name, Charter, Bylaws, Directors and Officers. From and after the Effective Time:

2.1           The name of the Surviving Entity shall be: Actinium Pharmaceuticals, Inc.

2.2           The current Certificate of Incorporation of Actinium shall be the Certificate of Incorporation of the Surviving Entity.

2.3           The current Bylaws of Actinium shall be the Bylaws of the Surviving Entity.

2.4           The directors and officers of Actinium at the Effective Time shall be unchanged and remain the directors and officers from and after the Effective Time until the expiration of their current terms and until their successors are elected and qualify, or prior resignation, removal or death, subject to the Certificate of Incorporation and Bylaws of the Surviving Entity.

3.           Succession. On the Effective Date, Actinium shall succeed Cactus in the manner and as more fully set forth in the Delaware Laws and specifically as follows:

(a)           The separate corporate existence of Cactus shall cease, and the Surviving Entity shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to al the restrictions, liabilities and duties of Cactus;

(b)           All and singular rights, privileges, powers and franchises of Cactus and all property, real, personal and mixed, and all debts due to Cactus on whatever account, as well as for share and note subscriptions and all other things in action or belonging to Cactus shall be vested in the Surviving Entity;

(c)           All property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Entity as they were of Cactus, and the title to any real estate vested by deed or otherwise, under the laws of the State of Delaware or the State of Nevada, or of any of the other states of the United States, in Cactus shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of Cactus shall be preserved unimpaired;

(d)           All debts, liabilities and duties of Cactus shall thenceforth attach to the Surviving Entity and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it;

(e)           All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of Cactus, its stockholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Entity and shall be as effective and binding thereon as the same were with respect to Cactus; and

(f)           At the Effective Time of the Merger, each employee benefit plan, incentive compensation plan and other similar plans to which Cactus is then a party shall be assumed by, and continue to be the plan of, the Surviving Entity. To the extent any employee benefit plan, incentive compensation plan or other similar plan of Cactus provides for the issuance or purchase of, or otherwise relates to, Cactus stock, after the Effective Time of the Merger such plan shall be deemed to provide for the issuance or purchase of, or otherwise relate to, Surviving Entity stock.

4.             Further Assurances.  From time to time, when and as required by Actinium or its successors and assign, there shall be executed and delivered on behalf of Cactus such deeds and other instruments, and there shall be taken or caused to be taken by or on behalf of Cactus such further and other action, as shall be appropriate or necessary to vest, perfect or confirm, of record or otherwise in Actinium, the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Cactus, and otherwise to carry out the purposes of this Agreement, and the officers and the directors of Actinium are fully authorized by and on behalf of Cactus to take any and all such action to execute and deliver any and all such deeds and other instruments.

5.           Stock and Stock Certificates. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof;

(a)           Each share of Cactus Common Stock and Cactus Preferred Stock outstanding immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the holder thereof, be converted share for share, into fully-paid and non-assessable shares of the Surviving Entity as of the Effective Time.

(b)           As of the Effective Time, all of the outstanding shares of Actinium Common Stock which shares are held by Cactus shall be redeemed by the Surviving Entity for the sum of one dollar ($1.00) and such redeemed shares shall be cancelled and returned to the status of authorized and unissued shares of the Surviving Entity.  None of such redeemed shares shall be retained by the Surviving Entity as treasury shares.

(c)           Each share of Cactus Common Stock, if any, held in treasury immediately prior to the Effective Time shall be cancelled and no shares of other securities of the Surviving Entity shall be issued in respect thereof.

(d)           All of the options and warrants to acquire, or instruments convertible into, shares of Cactus Common Stock or shares of Cactus Preferred Stock held by any person shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted, share for share, into options and warrants, or convertible instruments, respectively, of the Surviving Entity.

(e)           From and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of Cactus Common Stock or Cactus Preferred Stock shall be deemed for all purposes to evidence ownership of, and to represent, shares of Actinium Common Stock or Actinium Preferred Stock into which such shares have been converted as herein provided. The registered owner on the books and records of Cactus of any such outstanding stock certificates shall, until such certificates shall have been surrendered for transfer or otherwise accounted for to the Surviving Entity, have and be able to exercise any voting and other rights with respect to and receive any dividend or other distributions upon the Actinium Common Stock or Actinium Preferred Stock evidenced by such outstanding certificates as provided.

6.           Amendment and Termination. Subject to applicable law, this Agreement may be amended by written agreement of the parties hereto at any time prior to the Effective Time. Subject to applicable law, this Agreement may be terminated by the Board of Directors of Actinium or the Board of Directors of the Cactus at any time prior to the Effective Time.

7.           Miscellaneous. For the convenience of the parties and to facilitate any filing and recording of this Agreement, any number of counterparts hereof may be executed each of which shall be deemed to be an original of this Agreement but all of which together shall constitute one and the same instrument.

 IN WITNESS WHEREOF, the parties to this Agreement, pursuant to the approval and authority duly given by resolutions adopted by their respective Board of Directors have caused this Agreement to be executed by the Chief Executive Officer as of the day and year first above written.

SURVIVING COMPANY:	Actinium Pharmaceuticals, Inc.

By:
Jack Talley, Chief Executive Officer

Cactus:	Cactus Ventures, Inc.

By:
Jack Talley, Chief Executive Officer

APPENDIX B

CERTIFICATE OF INCORPORATION

OF

ACTINIUM PHARMACEUTICALS, INC.

A Delaware Corporation

FIRST:  The name of this Corporation is Actinium Pharmaceuticals, Inc.

SECOND:  The registered office of the Corporation in the State of Delaware is to be located at 501 Fifth Avenue, 3rd Floor, New York, NY 10017.  The registered agent in charge thereof is [AGENT].

THIRD:  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:  The amount of the total stock this Corporation is authorized to issue is 110,000,000 shares with a par value of $0.001 per share.

(a)           Common Stock. The aggregate number of shares of Common Stock which the Corporation shall have the authority to issue is 100,000,000 shares at a par value of $0.001 per share.

(b)           Preferred Stock. The aggregate number of shares of Preferred Stock which the Corporation shall have authority to issue is 10,000,000 shares, par value $0.001, which may be issued in series, with such designations, preferences, stated values, rights, qualifications or limitations as determined solely by the Board of Directors of the Corporation.

(c)           Preemptive Rights.  No stockholder of the Corporation shall have any preemptive right to subscribe to an additional issue of stock or to any security convertible into such stock of the Corporation.

FIFTH:  The name and mailing address of the incorporator is Diane S. Button, 123 W. Nye Lane, Suite 129 Carson City, NV 89706.

SIXTH:  In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.  The directors are specifically given the authority to mortgage or pledge any or all assets of the business with stockholders’ approval.  Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

SEVENTH:  A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, except (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omission not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under §174 of the General Corporation Law of Delaware; or (iv) for any transaction from which the director derived an improper personal benefit.  The provisions hereof shall not apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such person occurring prior hereto.

EIGHT: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

NINTH:  The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of Delaware.

I, the undersigned, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this _______ day of February, 2013.

By:
Jack Talley, Incorporator

B-1

APPENDIX C

ACTINIUM PHARMACEUTICALS, INC.

BYLAWS

ARTICLE I—OFFICES

Section 1.1  Office

The address of the registered office of Actinium Pharmaceuticals, Inc. (hereinafter called the “Corporation”) in the State of Delaware shall be at 501 Fifth Avenue, 3rd Floor, New York, NY 10017. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.  The registered office may be changed by resolution of the Board of Directors to another location within the State of Delaware.

Section 1.2  Books and Records

Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be maintained on any information storage device or method; provided that the records so kept can be converted into clearly legible paper form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE II—STOCKHOLDERS

Section 2.1  Annual Meeting

An annual meeting of the stockholders, for the selection of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at a location, either within or without the State of Delaware, and at such time each year as designated by the Board of Directors.  The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but may instead be held solely by means of remote communication.  The Board of Directors may adopt guidelines and procedures governing the participation of stockholders and proxy holders not physically present at a meeting of stockholders by means of remote communication.

Section 2.2  Special Meetings

Special meetings of the stockholders, for any purpose or purposes prescribed in the notice of the meeting, may be called by the chairman, the Board of Directors, the president, the chief executive officer, or the holders of not less than one-tenth of all the shares entitled to vote at the meeting, and shall be held at such place, either within or without the State of Delaware, on such date, and at such time as they or he shall fix.

Section 2.3  Notice of Meetings

Written notice of the place, date and time of all meetings of the stockholders shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the laws of the State of Delaware or the Certificate of Incorporation).

When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith.  At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 2.4  Quorum

Unless otherwise required by law, the Corporation’s Certificate of Incorporation (the “Certificate of Incorporation”) or these by-laws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law.

If a quorum shall fail to attend any meeting, the chairman of the meeting or the holders of a majority of the shares of the stock entitled to vote who are present, in person or by proxy, may adjourn the meeting to another place, date or time.

If a quorum shall fail to attend any meeting, the presiding officer may adjourn the meeting to another place, date, or time.  When a meeting is adjourned to another place, date or time, written notice need not be given of the adjourned meeting if the place, date and time thereof are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, written notice of the place, date, and time of the adjourned meeting shall be given in conformity herewith.  At any adjourned meeting, any business may be transacted that could have been transacted at the original meeting.

Section 2.5  Organization

If the persons designated in these Bylaws to conduct meetings of the stockholders are unavailable, the Board of Directors may designate the person to call to order any meeting of the stockholders and act as chairman of the meeting.  In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman appoints.

Section 2.6  Conduct of Business

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of discussion as seem to him in order.

Section 2.7  Proxies

Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder unless otherwise provided by law or the Certificate of Incorporation.  Each stockholder of record entitled to vote at a meeting of stockholders, or to express consent or dissent to corporate action in writing without a meeting, may vote or express such consent or dissent in person or may authorize another person or persons to vote or act for the stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law, delivered in accordance with the procedure established for the meeting.  No such proxy shall be voted or acted upon after three (3) years from the date of its execution, unless the proxy expressly provides for a longer period.

All voting, except on the election of directors and where otherwise required by law, may be by a voice vote; provided, however, that upon demand therefor by a stockholder entitled to vote or his proxy, a stock vote shall be taken.  Every stock vote shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting.  Every vote taken by ballots shall be counted by an inspector or inspectors appointed by the chairman of the meeting.

If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, unless the vote of a greater number or voting by class is required by law, the Certificate of Incorporation, or these Bylaws.  Directors shall be elected by a plurality of the votes cast at the election.

Section 2.8  Stock List

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held.

The stock list shall also be kept at the place of the meeting during the whole time thereof and shall be open to the examination of any such stockholder who is present.  This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

Section 2.9  Action by Written Consent

Any action, except the election of directors, which may be taken by the vote of the stockholders at a meeting, may be taken without a meeting if authorized by the written consent of stockholders holding at least a majority of the voting power; provided:

(a)           That if any greater proportion of voting power is required for such action at a meeting, then such greater proportion of written consents shall be required; and

(b)           That this general provision shall not supersede any specific provision for action by written consent required by law.

ARTICLE III—BOARD OF DIRECTORS

Section 3.1  Number; Term of Office; Resignation

The number of directors who shall constitute the whole board shall be such number not less than one (1) not more than nine (9) as the Board of Directors shall at the time have designated.  Each director shall be selected for a term of one (1) year and until his successor is elected and qualified, except as otherwise provided herein or required by law.

Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified.  Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease.

The resignation of a director shall be in writing or by electronic transmission and shall be effective the later of the time designated in the resignation or when:

(a)           Hand-delivered to the president, secretary, or chairman of the Corporation;

(b)           Received when sent by facsimile at the published facsimile number of the Corporation;

(c)           Received when scanned and sent by email at the published email address of the Corporation, its president, secretary, or chairman;

(d)           The next business day after same has been deposited with a national overnight delivery service, shipping prepaid, addressed to the published address of the principal executive offices of the Corporation, the president, the secretary or the chairman of the Corporation, with next-business day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider; or

(e)           Three business days after mailing if mailed postage prepaid from within the continental United States by registered or certified mail, return receipt requested, addressed to the published address of the principal executive offices of the Corporation, the president, the secretary or the chairman of the Corporation.

Section 3.2  Vacancies

If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his successor is elected and qualified.

Section 3.3  Regular Meetings

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors.  A notice of each regular meeting shall not be required.

Section 3.4  Special Meetings

Special meetings of the Board of Directors may be called by one-third of the directors then in office or by the chief executive officer and shall be held at such place, on such date and at such time as they or he shall fix.  Notice of the place, date and time of each such special meeting shall be given by each director by whom it is not waived by mailing written notice not less than three (3) days before the meeting or by electronic transmission not less than eighteen (18) hours before the meeting.  Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.5  Quorum

At any meeting of the Board of Directors, a majority of the total number of the whole board shall constitute a quorum for all purposes.  If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof.

Section 3.6  Participation in Meetings by Conference Telephone

Members of the Board of Directors or of any committee thereof, may participate in a meeting of such board or committee by means of conference telephone or similar communications equipment that enables all persons participating in the meeting to hear each other.  Such participation shall constitute presence in person at such meeting.

Section 3.7  Conduct of Business

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.  Action may be taken by the Board of Directors without a meeting if all members thereof consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors.

Section 3.8  Powers

The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

(a)           To declare dividends from time to time in accordance with law;

(b)           To purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

(c)           To authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, and to do all things necessary in connection therewith;

(d)           To remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

(e)           To confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers and agents;

(f)           To adopt from time to time such stock option, stock purchase, bonus or other compensation plans for directors, officers and agents of the Corporation and its subsidiaries as it may determine;

(g)           To adopt from time to time such insurance, retirement and other benefit plans for directors, officers and agents of the Corporation and its subsidiaries as it may determine; and

(h)           To adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation’s business and affairs.

Section 3.9  Compensation of Directors

Directors, as such, may receive, pursuant to resolution of the Board of Directors, fixed fees and other compensation for their services as directors, including, without limitation, their services as members of committees of the directors.

Section 3.10  Loans

The Corporation shall not, either directly or indirectly, including through any subsidiary, extend or maintain credit, arrange for the extension of credit, or renew an extension of credit, in the form of a personal loan to or for any director, executive officer (or equivalent thereof), or control person, but may lend money to and use its credit to assist any employee, excluding such executive officers, directors or other control persons of the Corporation or of a subsidiary, if such loan or assistance benefits the Corporation.

ARTICLE IV—COMMITTEES

Section 4.1  Committees of the Board of Directors

The Board of Directors, by a vote of a majority of the whole board, may from time to time designate committees of the board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the board and shall, for those committees and any other provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternative members who may replace any absent or disqualified member at any meeting of the committee.  Any committee so designated may exercise the power and authority of the Board of Directors to declare a dividend or to authorize the issuance of stock if the resolution which designates the committee or a supplemental resolution of the Board of Directors shall so provide.  In the absence or disqualification of any member of any committee and any alternate member in his place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or they constitute a quorum, may by unanimous vote appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 4.2  Conduct of Business

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law.  Adequate provision shall be made for notice to members of all meetings; a majority of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present.  Action may be taken by any committee without a meeting if all members thereof consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of such committee.

ARTICLE V—OFFICERS

Section 5.1  Generally; Term; Resignation

The officers of the Corporation shall consist of a president, one or more vice-presidents, a secretary, a treasurer and such other subordinate officers as may from time to time be appointed by the Board of Directors. The Corporation may also have a chairman of the board who shall be elected by the Board of Directors and who shall be an officer of the Corporation. Officers shall be elected by the Board of Directors, which shall consider that subject at its first meeting after every annual meeting of stockholders. Each officer shall hold his office until his successor is elected and qualified or until his earlier resignation or removal. Any number of offices may be held by the same person. The resignation of an officer shall be in writing and shall be effective the later of the time designated in the resignation or as provided in Section 3.1 above; provided that the resignation of the president shall be made to a vice-president or any other designated party, except the president.

Section 5.2 Chairman of the Board

The chairman of the board shall, subject to the direction of the Board of Directors, perform such executive, supervisory, and management functions and duties as may be assigned to him from time to time by the Board of Directors. He shall, if present, preside at all meetings of the stockholders and of the Board of Directors.

Section 5.3  President

Unless otherwise designated by the Board of Directors, the president shall be the chief executive officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, he shall have the responsibility for the general management and control of the affairs and business of the Corporation and shall perform all duties and have all powers which are commonly incident to the office of chief executive or which are delegated to him by the Board of Directors. He shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized. He shall have general supervision and direction of all of the other officers and agents of the Corporation. He shall, when present, and in the absence of a chairman of the Board of Directors, preside at all meetings of the stockholders and of the Board of Directors.

Section 5.4  Vice-President

Each vice-president shall perform such duties as the Board of Directors shall prescribe.  In the absence or disability of the President, the vice-president who has served in such capacity for the longest time shall perform the duties and exercise the powers of the president.

Section 5.5  Treasurer

The treasurer shall have the custody of the monies and securities of the Corporation and shall keep regular books of account.  He shall make such disbursements of the funds of the Corporation as are proper and shall render from time to time an account of all such transactions and of the financial condition of the Corporation.

Section 5.6  Secretary

The secretary shall issue all authorized notices from, and shall keep minutes of, all meetings of the stockholders and the Board of Directors.  He shall have charge of the corporate books.

Section 5.7  Delegation of Authority

The Board of Directors may, from time to time, delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

Section 5.8  Removal

Any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

Section 5.9  Action with Respect to Securities of Other Corporation

Unless otherwise directed by the Board of Directors, the chief executive officer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders of or with respect to any action of stockholders of any other corporation in which this corporation may hold securities and otherwise to exercise any and all rights and powers which this corporation may possess by reason of its ownership of securities in such other corporation.  The chief executive officer may delegate the foregoing rights to another executive officer of the Corporation.

ARTICLE VI—INDEMNIFICATION OF DIRECTORS AND

OFFICERS

Section 6.1  Generally

The Corporation shall indemnify its officers and directors to the fullest extent permitted under Delaware law.

Section 6.2  Expenses

Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized under Delaware law.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents of the Corporation or by persons serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Section 6.3  Determination by Board of Directors

Any indemnification under subsections (a) and (b) of Chapter 1, Delaware General Corporate Law, § 145 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in subsections (a) and (b) of § 145.  Such determination shall be made, with respect to a person who is a director or officer of the Corporation at the time of such determination:

(1)           By a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum; or

(2)           By a committee of such directors designated by majority vote of such directors, even though less than a quorum; or

(3)           If there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion; or

(4)           By the stockholders.

Section 6.4  Not Exclusive of Other Rights

The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.  A right to indemnification or to advancement of expenses arising under a provision of the Certificate of Incorporation or a bylaw shall not be eliminated or impaired by an amendment to the Certificate of Incorporation or the Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

Section 6.5  Insurance

The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

The Corporation’s indemnity of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, shall be reduced by any amounts such person may collect as indemnification (i) under any policy of insurance purchased and maintained on his behalf by the Corporation or (ii) from such other corporation, partnership, joint venture, trust or other enterprise.

Section 6.6  Violation of Law

Nothing contained in this Article, or elsewhere in these Bylaws, shall operate to indemnify any director or officer if such indemnification is for any reason contrary to law, either as a matter of public policy, or under the provisions of the Federal Securities Act of 1933, the Securities Exchange Act of 1934, or any other applicable state or federal law.

Section 6.7  Coverage

For the purposes of this Article, references to “the Corporation” include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such a constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

ARTICLE VII—STOCK

Section 7.1  Certificated and Uncertificated Shares

(a)           The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Each share shall be numbered and entered into the books of the Corporation as they are issued.  Each certificate representing shares shall set forth upon the face thereof the following:

(i)           The name of the corporation;

(ii)         That the Corporation is organized under the laws of the State of Delaware;

(iii)        The name or names of the person or persons to whom the certificate is issued;

(iv)        The number and class of shares, and the designation of the series, if any, which the certificate represents;

(v)         If any shares represented by the certificates are nonvoting shares, a statement or notation to that effect; and, if the shares represented by the certificate are subordinate to shares of any other class or series with respect to dividends or amounts payable on liquidation, the certificate shall further set forth on either the face or the back thereof a clear and concise statement to that effect; and

(vi)        If any shares represented by the certificates are subject to any restrictions on the transfer or the registration of transfer of shares, then such restrictions shall be noted conspicuously on the front or back of such certificates.

(b)           Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairperson or vice-chairperson of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form.  Any or all the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The Corporation shall not have power to issue a certificate in bearer form.

 (c)           Within a reasonable time after the issue or transfer of shares without certificates, the Corporation shall send the stockholder then owning such shares a written statement of the information required to be placed on certificates by Section 7.1 (a) of these Bylaws and applicable law.

Section 7.2  Transfers of Stock

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation.  Except where a certificate is issued in accordance with Section 7.4 of Article VII of these Bylaws, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 7.3  Record Date

The Board of Directors may fix a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of stockholders, nor more than sixty (60) days prior to the time for the other action hereinafter described, as of which there shall be determined the stockholders who are entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof; to express consent to corporate action in writing without a meeting; to receive payment of any dividend or other distribution or allotment of any rights; or to exercise any rights with respect of any change, conversion or exchange of stock or with respect to any other lawful action.

Section 7.4  Lost, Stolen or Destroyed Certificates

In the event of the loss, theft or destruction of any certificate of stock, another may be issued in its place pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 7.5  Regulations

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE VIII—NOTICES

Section 8.1  Notices

Whenever notice is required to be given to any stockholder, director, officer, or agent, such requirement shall not be construed to mean personal notice.  Such notice may in every instance be effectively given by depositing a writing in a post office or letter box, in a postpaid, sealed wrapper, or by electronic transmission, addressed to such stockholder, director, officer, or agent at his or her address or electronic address as the same appears on the books of the Corporation.  The time when such notice is dispatched shall be the time of the giving of the notice.

Section 8.2  Waivers

A written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice required to be given to such stockholder, director, officer or agent.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in any written waiver of notice or any waiver by electronic transmission.

ARTICLE IX—MISCELLANEOUS

Section 9.1  Facsimile Signatures

In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors of a committee thereof.

Section 9.2  Corporate Seal

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the secretary.  If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the treasurer or by the assistant secretary or assistant treasurer.

Section 9.3  Reliance Upon Books, Reports and Records

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

Section 9.4  Fiscal Year

The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Section 9.5  Time Periods

In applying any of these Bylaws which require that an act be done or not done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded and the day of the event shall be included.

ARTICLE X—AMENDMENTS

Section 10.1  Amendments

These Bylaws may be amended or repealed by the Board of Directors at any meeting or by the stockholders at any meeting.

Section 10.2 Force and Effect

These Bylaws are subject to the provisions of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, as the same may be amended from time to time.  If any provision in these Bylaws is inconsistent with an express provision of either the General Corporation Law of the State of Delaware or the Certificate of Incorporation, the provisions of the General Corporation Law of the State of Delaware or the Certificate of Incorporation, as the case may be, shall govern, prevail, and control the extent of such inconsistency.

APPENDIX D

ARTICLES OF INCORPORATION

OF

CACTUS VENTURES, INC.

D-1

APPENDIX E

CACTUS VENTURES, INC.

BYLAWS

E-1

APPENDIX F

SECTIONS 92A 300-500 OF THE NEVADA REVISED STATUTES, AS AMENDED

RIGHTS OF DISSENTING OWNERS

NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 “Beneficial stockholder” defined. “Beneficial stockholder” means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 “Corporate action” defined. “Corporate action” means the action of a domestic corporation.

NRS 92A.315 “Dissenter” defined. “Dissenter” means a stockholder who is entitled to dissent from a domestic corporation’s action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 “Fair value” defined. “Fair value,” with respect to a dissenter’s shares, means the value of the shares determined:

1. Immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

2. Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal; and

3. Without discounting for lack of marketability or minority status.

NRS 92A.325 “Stockholder” defined. “Stockholder” means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 “Stockholder of record” defined. “Stockholder of record” means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee’s certificate on file with the domestic corporation.

NRS 92A.335 “Subject corporation” defined. “Subject corporation” means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter’s rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the rate of interest most recently established pursuant to NRS 99.040.

NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.

1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before the member’s resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of the stockholder’s shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of conversion to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be converted.

(c) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner’s interests will be acquired, if the stockholder’s shares are to be acquired in the plan of exchange.

(d) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(e) Accordance of full voting rights to control shares, as defined in NRS 78.3784, only to the extent provided for pursuant to NRS 78.3793.

(f) Any corporate action not described in this subsection that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating the entitlement unless the action is unlawful or fraudulent with respect to the stockholder or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised the right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his or her shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger, conversion or exchange in favor of stockholders of any class or series which is:

(a) A covered security under section 18(b)(1)(A) or (B) of the Securities Act of 1933, 15 U.S.C. § 77r(b)(1)(A) or (B), as amended;

(b) Traded in an organized market and has at least 2,000 stockholders and a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation’s subsidiaries, senior executives, directors and beneficial stockholders owning more than 10 percent of such shares; or

(c) Issued by an open end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and which may be redeemed at the option of the holder at net asset value,

Ê unless the articles of incorporation of the corporation issuing the class or series provide otherwise.

2. The applicability of subsection 1 must be determined as of:

(a) The record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the corporate action requiring dissenter’s rights; or

(b) The day before the effective date of such corporate action if there is no meeting of stockholders.

3. Subsection 1 is not applicable and dissenter’s rights are available pursuant to NRS 92A.380 for the holders of any class or series of shares who are required by the terms of the corporate action requiring dissenter’s rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in subsection 1 at the time the corporate action becomes effective.

4. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

5. There is no right of dissent for any holders of stock of the parent domestic corporation if the plan of merger does not require action of the stockholders of the parent domestic corporation under NRS 92A.180.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter’s rights as to fewer than all of the shares registered in his or her name only if the stockholder of record dissents with respect to all shares of the class or series beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf the stockholder of record asserts dissenter’s rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the partial dissenter dissents and his or her other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter’s rights as to shares held on his or her behalf only if the beneficial stockholder:

(a) Submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter’s rights; and

(b) Does so with respect to all shares of which he or she is the beneficial stockholder or over which he or she has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, the notice of the meeting must state that stockholders are, are not or may be entitled to assert dissenters’ rights under NRS 92A.300 to 92A.500, inclusive. If the domestic corporation concludes that dissenter’s rights are or may be available, a copy of NRS 92A.300 to 92A.500, inclusive, must accompany the meeting notice sent to those record stockholders entitled to exercise dissenter’s rights.

2. If the corporate action creating dissenters’ rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters’ rights that the action was taken and send them the dissenter’s notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders’ meeting, a stockholder who wishes to assert dissenter’s rights with respect to any class or series of shares:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of the stockholder’s intent to demand payment for his or her shares if the proposed action is effectuated; and

(b) Must not vote, or cause or permit to be voted, any of his or her shares of such class or series in favor of the proposed action.

2. If a proposed corporate action creating dissenters’ rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters’ rights with respect to any class or series of shares must not consent to or approve the proposed corporate action with respect to such class or series.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his or her shares under this chapter.

NRS 92A.430 Dissenter’s notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter’s notice to all stockholders entitled to assert dissenters’ rights.

2. The dissenter’s notice must be sent no later than 10 days after the effective date of the corporate action specified in NRS 92A.380, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter’s rights certify whether or not the person acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered and state that the stockholder shall be deemed to have waived the right to demand payment with respect to the shares unless the form is received by the subject corporation by such specified date; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; loss of rights of stockholder; withdrawal from appraisal process.

1. A stockholder who receives a dissenter’s notice pursuant to NRS 92A.430 and who wishes to exercise dissenter’s rights must:

(a) Demand payment;

(b) Certify whether the stockholder or the beneficial owner on whose behalf he or she is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter’s notice for this certification; and

(c) Deposit the stockholder’s certificates, if any, in accordance with the terms of the notice.

2. If a stockholder fails to make the certification required by paragraph (b) of subsection 1, the subject corporation may elect to treat the stockholder’s shares as after-acquired shares under NRS 92A.470.

3. Once a stockholder deposits that stockholder’s certificates or, in the case of uncertified shares makes demand for payment, that stockholder loses all rights as a stockholder, unless the stockholder withdraws pursuant to subsection 4.

4. A stockholder who has complied with subsection 1 may nevertheless decline to exercise dissenter’s rights and withdraw from the appraisal process by so notifying the subject corporation in writing by the date set forth in the dissenter’s notice pursuant to NRS 92A.430. A stockholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the subject corporation’s written consent.

5. The stockholder who does not demand payment or deposit his or her certificates where required, each by the date set forth in the dissenter’s notice, is not entitled to payment for his or her shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay in cash to each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of the dissenter’s shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the subject corporation’s principal office is located;

(b) If the subject corporation’s principal office is not located in this State, in the county in which the corporation’s registered office is located; or

(c) At the election of any dissenter residing or having its principal or registered office in this State, of the county where the dissenter resides or has its principal or registered office.

Ê The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation’s balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders’ equity for that year or, where such financial statements are not reasonably available, then such reasonably equivalent financial information and the latest available quarterly financial statements, if any;

(b) A statement of the subject corporation’s estimate of the fair value of the shares; and

(c) A statement of the dissenter’s rights to demand payment under NRS 92A.480 and that if any such stockholder does not do so within the period specified, such stockholder shall be deemed to have accepted such payment in full satisfaction of the corporation’s obligations under this chapter.

NRS 92A.470 Withholding payment for shares acquired on or after date of dissenter’s notice: General requirements.

1. A subject corporation may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenter’s notice as the first date of any announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, within 30 days after receipt of a demand for payment, the subject corporation shall notify the dissenters described in subsection 1:

(a) Of the information required by paragraph (a) of subsection 2 of NRS 92A.460;

(b) Of the subject corporation’s estimate of fair value pursuant to paragraph (b) of subsection 2 of NRS 92A.460;

(c) That they may accept the subject corporation’s estimate of fair value, plus interest, in full satisfaction of their demands or demand appraisal under NRS 92A.480;

(d) That those stockholders who wish to accept such an offer must so notify the subject corporation of their acceptance of the offer within 30 days after receipt of such offer; and

(e) That those stockholders who do not satisfy the requirements for demanding appraisal under NRS 92A.480 shall be deemed to have accepted the subject corporation’s offer.

3. Within 10 days after receiving the stockholder’s acceptance pursuant to subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder who agreed to accept the subject corporation’s offer in full satisfaction of the stockholder’s demand.

4. Within 40 days after sending the notice described in subsection 2, the subject corporation shall pay in cash the amount offered under paragraph (b) of subsection 2 to each stockholder described in paragraph (e) of subsection 2.

NRS 92A.480 Dissenter’s estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter paid pursuant to NRS 92A.460 who is dissatisfied with the amount of the payment may notify the subject corporation in writing of the dissenter’s own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of such estimate, less any payment pursuant to NRS 92A.460. A dissenter offered payment pursuant to NRS 92A.470 who is dissatisfied with the offer may reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his or her shares and interest due.

2. A dissenter waives the right to demand payment pursuant to this section unless the dissenter notifies the subject corporation of his or her demand to be paid the dissenter’s stated estimate of fair value plus interest under subsection 1 in writing within 30 days after receiving the subject corporation’s payment or offer of payment under NRS 92A.460 or 92A.470 and is entitled only to the payment made or offered.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded by each dissenter pursuant to NRS 92A.480 plus interest.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located in this State. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in the county in which the corporation’s registered office is located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of the dissenter’s shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of the dissenter’s after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Assessment of costs and fees in certain legal proceedings.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. To the extent the subject corporation fails to make a required payment pursuant to NRS 92A.460, 92A.470 or 92A.480, the dissenter may bring a cause of action directly for the amount owed and, to the extent the dissenter prevails, is entitled to recover all expenses of the suit.

6. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

APPENDIX G

Dissenter’s Notice of Cactus Ventures, Inc.

Delivered Pursuant to NRS 92A.430

If a stockholder has not approved the merger, he, she or it is entitled to dissent.  Demand for payment must be sent by to the Company by mail by February 28, 2013,  [insert date of mailing of definitive Schedule 14C plus 30 days] as follows:

Cactus Ventures, Inc.

c/o Jack Talley, Chief Executive Officer

501 Fifth Avenue, 3rd Floor

New York, NY 10017

Together with written demand or on or before February 28, 2013, certificates of our company’s shares must be deposited with our company at the address above or with our transfer agent at:

Action Stock Transfer Corporation

2469 E. Fort Union Boulevard, Suite 214

Salt Lake City, UT 84121

A form for demanding payment is attached to this Dissenter’s Notice as Exhibit 1.

A copy of the dissent provisions of the Nevada Revised Statutes is attached as Appendix “F” to the Information Circular to which this Dissenter’s Notice is attached.

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EXHIBIT 1 TO DISSENTER’S NOTICE

Name and Address of Stockholder exercising dissent rights:

Number of Shares of Stockholder over which Stockholder is exercising dissent rights:

Shares of Common Stock

The undersigned hereby objects to the merger of Cactus Ventures, Inc., a Nevada corporation, and Actinium Pharmaceuticals, Inc., a Delaware corporation, and demand payment for the fair value of above number of shares of the Company, plus accrued interest, if the merger is consummated.

The undersigned hereby certifies that he/she/it acquired beneficial ownership of the shares of the Company before ___________, 2013, being the date of the first announcement of the merger.

Dated: _______________, 2013.

Signature of Co-owners,
Signature	if applicable

Print Name:

Print Title:

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